Exhibit 99.2

Arbitron Inc. Business Overview Stephen Morris President and Chief Executive Officer

Safe Harbor Statement Statements made in this presentation that are not historical in nature, particularly those regarding expected performance in 2005 and future years, are forward-looking statements. These forward-looking statements are based on current expectations and assumptions, and entail various risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Important factors known by the company that could cause such material differences are discussed from time to time in Arbitron's filings with the Securities and Exchange Commission, including in particular the risk factors discussed under the caption "ITEM 1. BUSINESS - Business Risks" in our Annual Report on Form 10-K.

Company Profile 56th year in business Audience measurement pioneer $296.6M revenue (2004) 1,700 employees Spun out of Ceridian 4/1/01 NYSE: "ARB"

Unique Investment Opportunity 1. Strong platform for growth Global credentials in media research/information Long-term customer relationships Recurring revenues; high margins; strong cash flow Broad penetration of media industry Stable, motivated organization

Unique Investment Opportunity (cont'd.) 2. Rapidly changing/growing market High demand for information 3. Major growth initiatives ready for market

Our Mission U.S. Based Global Radio Multiple Media Data Information Media Media/Marketing "A global leader in media and marketing information"

Core Products "Must Have" for Buy/Sell Ratings (U.S. and Mexico) "Qualitative" research (Multimedia purchase data) Application software

Unique Market Presence 4.556 Radio Stations 1,636 Advertising Agencies 341 Broadcast TV Stations 411 Advertisers 159 Newspapers 80 Outdoor Customers 141 Cable TV Customers

Revenue Composition Radio-Related Revenue 80% All Other 20% 100% Ratings 68% Software 17% Qualitative 11% Custom 4% 100%

Favorable Industry Trends Trend Advantage Proliferation Growth in customer base among new and emerging media Globalization Demand for universal standard of measurement Consolidation Need information to sell cross-platform Aggressive users of information Accountability Desire to quantify cause/effect of advertising

Radio Consolidation Positives 100% group renewals Multiyear contracts Full range of services New stations "Group" products Cross-platform selling Negatives Price negotiation

(c) Arbitron Inc. Successful Radio Penetration Sustained Growth Across Product Suite 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Radio Ratings 1978 2152 2303 2599 2986 3298 3538 4021 4194 4409 4449 4556 Access Software 384 1003 1497 1878 2556 3114 3337 3493 3757 4001 4017 4280 Purchase Data 428 424 492 718 2121 2574 3031 3359 3659 3968 4182 4306 MapMAKER Direct 218 427 754 901 1006 1206 1337 1125 TAPSCAN 1062 1300 1599 2119 2329 2723 3036 PD Advantage 104 419 529 925 1381 1351 SM (r) (r)

Aggressive Two-Pronged Strategy 1. Protect/build audience measurement core 2. Develop media and marketing applications using our patented Portable People Meter (PPMSM) technology

Strategies 1. Protect/build audience measurement core Enhance customer satisfaction Add value with "qualitative" and software Expand national radio (RADAR(r)) Extend to new media (outdoor, online radio, other) Develop single-source multimedia (PPM) Expand geographically PPM (Europe, Asia) Diary (Mexico, Latin America)

Strategies (cont'd.) 2. Develop media and marketing applications using patented Portable People Meter (PPM) technology U.S. local market ratings initiative International ratings partnerships U.S. marketing panel effort with VNU and Procter & Gamble

PPM Passive, Portable and Electronic Media Ratings System Measures the person, not the receiver Tracks all audible media in "single-source" sample Broadcast TV, cable TV, radio (terrestrial, satellite, online and HD) Cinema advertising, place-based audio media Can be enhanced with additional technologies to measure other media Outdoor, in-store displays, print, Web traffic

How the PPM Works Audio Content Studio Feed Digital or Analog Encoded Audio Content Transmission/Broadcast Encoder Encoded Audio Detected by PPM Data Transferred to Central Processing System When Battery Is Recharged PPM in Action

Why a Portable People Meter? Advantage Benefit Passive Handles media proliferation Tracks time shifting Portable Away-from-home measurement: tracks consumer at work, in car and in retail environments Multiple media Spreads cost across industries Larger sample size Cross-media planning Single source Efficient research system More precise media targeting Link to product purchase

PPM Status: U.S. Ratings Philadelphia tests (2002-2004) Phase I: Research Equipment works; consumers comply; ratings logical Phase II: Refinement Response rate research; lab for emerging uses and for system improvements Houston test (2005-2006) Large-scale demonstration of improved system Remaining issues Radio acceptance and resolution of Nielsen joint venture Exact rollout schedule to follow

PPM Status: International In use as: TV ratings services in Montreal and Quebec Cross-media programming research service for Belgian public broadcasters PPM partnerships in place with TNS (Belgium, Singapore) and BBM (Canada) Active licenses, including paid testing plans, with major companies in Europe and Latin America

PPM Status: Marketing Panel Currently exploring the market for "Project Apollo," a 30,000-household national service, to measure: Multimedia exposure Attitudes and awareness Sales response

Project Apollo PPM-encoded electronic media Commercials, national and syndicated TV, network radio, streamed media and other audio-based media Online surveys Consumer magazines, national and local newspapers, Sunday supplements, FSIs

Project Apollo Consumer attitude tracking Advertising persuasion Custom "trigger" surveys

Project Apollo Retail traffic/visits For PPM-encoded venues Database integration HomescanTM In-home scanner for purchases by shopper trip or Online surveys Financial services, automotive, telecomm, restaurants and entertainment

PPM Status: Marketing Panel High level of interest due to "accountability" trend Project Apollo being explored/marketed With VNU and P&G How big, how fast, what cost? What price, what options?

Experienced Management Team Name Title Industry Experience (Years) Steve Morris President and CEO Arbitron (12) Spectra Marketing (3) Vidcode (3) General Foods/ Maxwell House (17) Bill Walsh EVP, Finance & Planning Arbitron/Ceridian (40) and CFO Pierre Bouvard President, Portable People Arbitron (16) Meter and International Industry Consultant (5) Owen Charlebois President, Arbitron (4) U.S. Media Services BBM Canada (10) Other Research (13)

Financial Overview Bill Walsh Executive Vice President, Finance & Planning and Chief Financial Officer

(c) 2005 Arbitron Inc. Growing Revenue, High Steady Margins 1996 1997 1998 1999 2000 2001 2002 2003 2004 EBIT 44 45 56 66 75 76 86 93 98 Revenue 134 144 174 190 207 228 250 274 297 EBIT Margin 0.328 0.313 0.322 0.347 0.362 0.332 0.343 0.339 0.332 ($ in millions) (1) Excludes $4.3 million write-off related to discontinued operations. (1) 1996-2004 Revenue CAGR = 10.1%

(c) 2005 Arbitron Inc. EBIT Reconciliation '96 '97 '98 '99 '00 '01 '02 '03 '04 EBIT $44 $45 $56 $66 $75 $76 $86 $93 $98 Net Interest 16 16 12 6 Income tax 17 16 22 26 30 24 27 31 31 Write-Off 4 Net Income $27 $25 $34 $40 $45 $36 $43 $50 $61 Years Ended December 31, 1996, through 2004 (in millions) Arbitron's management believes earnings before interest and income taxes (EBIT) is useful in evaluating Arbitron's historical results since it excludes certain items not directly related to core operating performance. EBIT is calculated by adding net interest expense and income tax expense to net income. In 1997 a one-time write-off of $4.3 million for discontinued operations was excluded from EBIT to aid in comparability between years. EBIT should not be considered as a substitute either for net income, as an indicator of Arbitron's operating performance, or for cash flow, as a measure of Arbitron's liquidity.